UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2021

AVALARA, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38525	91-1995935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 South King Street, Suite 1800 Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 826-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	AVLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers.

Resignation of Chelsea Stoner as Member of the Board of Directors

On August 27, 2021, Chelsea Stoner resigned as a member of the Board of Directors (the “Board”) of Avalara, Inc. (the “Company”) and as a member of the committees of the Board on which she served, effective immediately. There were no disagreements between the Company and Ms. Stoner that led to her decision to resign.

Appointment of Marcela Martin as Member of the Board of Directors

On August 28, 2021, the Board appointed Marcela Martin effective September 1, 2021, to serve as a Class III director until the Company’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”) or until her successor is duly elected and qualified. Ms. Martin was also appointed to serve as a member of the Board’s Audit Committee, effective September 1, 2021. Ms. Martin’s compensation as a director will be consistent with that provided to all of the Company’s non-employee directors, the terms of which are included in Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Ms. Martin will also enter into the same standard indemnification agreement with the Company that all of the Company’s non-employee directors have entered into, which form is filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (File No. 333-224850) filed with the Securities and Exchange Commission on May 11, 2018. There is no arrangement or understanding between Ms. Martin and any other person pursuant to which she was appointed as a director and Ms. Martin is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On September 1, 2021, the Company issued a press release announcing Ms. Stoner’s resignation and Ms. Martin’s appointment, a copy of which is furnished as Exhibit 99.1.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Avalara, Inc. on September 1, 2021

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVALARA, INC.

Date: September 1, 2021	By:	/s/ Alesia L. Pinney
Alesia L. Pinney Executive Vice President, Chief Legal Officer, and Secretary